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                                                                    EXHIBIT 10.3



                                      NOTE


$45,000,000                                                   Chicago, Illinois
                                                                 April 16, 2001


     FOR VALUE RECEIVED, the undersigned, AKORN, INC., a Louisiana corporation ("Akorn"), and Akorn (New Jersey), Inc., an Illinois corporation ("Akorn NJ"), jointly and severally, promise to pay to the order of THE NORTHERN TRUST COMPANY (the "Lender") on or before the Termination Date, the principal amount of FORTY-FIVE MILLION DOLLARS ($45,000,000), or the amount outstanding as endorsed on the grid attached to this Note (or recorded in the Lender's books and records, if the Lender is the holder hereof). Such endorsement or recording by the Lender shall, absent manifest error, be rebuttably presumptive evidence of the principal balance due on this Note.

     This Note evidences indebtedness incurred under that certain Amended and Restated Credit Agreement, dated as of September 15, 1999, as amended by a First Amendment thereto, dated as of December 28, 1999, as further amended by a Second Amendment thereto, dated as of December 28, 2000 and as further amended by a Third Amendment thereto dated as of April 16, 2001 (as the same may be subsequently amended, restated, supplemented or otherwise modified, the "Credit Agreement"), among Akorn, Akorn NJ and the Lender, to which Credit Agreement reference is hereby made for a statement of its terms and provisions, including those under which this Note may be paid prior to its due date or have its due date accelerated, and pursuant to which the applicable interest rate herein set forth may be reduced. All capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement. This Note constitutes a renewal and restatement of, and a replacement and substitute for, the Note dated December 28, 1999, of Akorn and Akorn NJ payable to the order of the Lender in the principal amount of $45,000,000 (the "Prior Note"), and any previously renewed notes. The indebtedness under the Prior Note is continuing indebtedness hereunder, and nothing herein shall be deemed to release or otherwise adversely affect any lien, mortgage or security interest securing such indebtedness or any rights of the Lender against any guarantor, surety or other party primarily or secondarily liable for such indebtedness.

     This Note is subject to mandatory prepayments as set forth in Section 2.3 of the Credit Agreement.

     Unless or until this Note shall sooner become due and payable, whether by acceleration or otherwise, the principal amount outstanding hereunder shall be paid in accordance with the terms and conditions of the Credit Agreement. The unpaid principal amount of this Note from time to time outstanding shall bear interest from the date of this Note at the rates per annum set forth in the Credit Agreement. Accrued interest on this Note shall be payable in accordance with the terms of the Credit Agreement. After maturity, whether by acceleration or otherwise, accrued interest shall be payable on demand. Interest on this Note shall be computed for the actual number of days







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elapsed on the basis of a year consisting of 360 days. Payments of both principal and interest are to be made in immediately available funds in lawful money of the United States of America.

     Subject to the terms and conditions of the Credit Agreement, the undersigned agree to pay all reasonable expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Note in attempting to collect any amounts payable hereunder. The undersigned irrevocably waive presentment, protest, demand and notice of any kind in connection herewith.

     This Note is made under and governed by the internal laws of the State of Illinois (without regard to conflict of laws provisions thereof), and shall be deemed to have been executed in the State of Illinois.



                                        AKORN, INC.,
                                        a Louisiana corporation

                                        By:
                                           -----------------------------------
                                        Title:
                                              --------------------------------


                                        AKORN (NEW JERSEY), INC.
                                        an Illinois corporation

                                        By:
                                           -----------------------------------
                                        Title:
                                              --------------------------------



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Schedule attached to Note dated April 16, 2001 of AKORN, INC. and Akorn (New
Jersey), Inc., payable to the order of THE NORTHERN TRUST COMPANY.


                                               LOANS AND PRINCIPAL PAYMENTS

--------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                                             Type of Loan &       Amount of            Unpaid
                           Amount of           Applicable         Principal           Principal            Notation
        Date               Loan Made         Interest Rate         Repaid              Balance             Made By
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


The aggregate unpaid principal amount shown on this schedule shall be rebuttable presumptive evidence of the principal amount owing and unpaid on this Note. The failure to record the date and amount of any loan on this schedule shall not, however, limit or otherwise affect the obligations of the Borrowers under the Credit Agreement or under this Note or repay the principal amount of the loan together with all interest accruing thereon.